John Hancock Funds II

Supplement dated June 3, 2016 to the current summary prospectus (the “prospectus”)

U.S. Equity Fund (the “fund”)

Effective July 1, 2016, Dr. David Cowan, Chris Fortson, Ben Inker, and Sam Wilderman will no longer serve as portfolio managers of the fund. Accordingly, all references to Dr. Cowan and Messrs. Fortson, Inker, and Wilderman as portfolio managers of the fund will be removed from the prospectus effective July 1, 2016. Neil Constable, Ph.D. will continue to be primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the prospectus and retain it for future reference.